Exhibit 99.1

SCAN TO VIEW MATERIALS & VOTE BNCCORP, INC. 322 EAST MAIN AVENUE BISMARCK, ND 58501 ATTN: TRACEY HERSCHMAN VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time on September 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BNCC2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on September 16, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95982-P49442 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals (as listed in the Proxy Statement/Prospectus): Proposal 1 FOR AGAINST ABSTAIN To adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of April 28, 2026, by and among BNCCORP, Inc., a Delaware corporation (“BNCC”), OppFi Inc., a Delaware corporation (“OppFi”), and Birch Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of OppFi, and approve the consummation of the transactions contemplated thereby. ☐ ☐ ☐ Proposal 2 FOR AGAINSTABSTAIN To approve the adjournment of the special meeting of BNCC stockholders (the “Special Meeting”), if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to adopt the Merger Agreement. ☐ ☐ ☐ Note: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment thereof. please sign exactly as your name(s) appears(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, plese give full title as such joint owners should each sign personally. All holders must sign. If a corporation or partnership please sign in full corporate or partnership name by authorized officer, Signature [please sigb within box] Date signature (jointowners) Date

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on September 17, 2026: The Notice and Proxy Statement/Prospectus are available at www.proxyvote.com. V95983-P49442 BNCCORP, INC. Special Meeting of Stockholders September 17, 2026 at 8:30 A.M. Central Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Michael Vekich and Nathan Brenna, or either of them, as proxies, each with full power of substitution, to represent and vote at the Special Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/BNCC2026SM on September 17, 2026 at 8:30 A.M., Central Time, and at any adjournments or postponements thereof (the “Special Meeting”), all of the shares of common stock, par value $0.01 per share, of BNCCORP, INC., a Delaware corporation, which the undersigned is entitled to vote at the Special Meeting, upon the matters as set forth in the notice of the Special Meeting and upon any other matters that may properly come before the Special Meeting. This Proxy, when properly executed, will be voted as specified on the reverse side. If no directions are given, this Proxy will be voted FOR Proposal 1 and FOR Proposal 2. If any other matters properly come before the Special Meeting, or any adjournment thereof, the persons named in the proxy will vote in their discretion on such matters. Please mark, sign, date and return this Proxy promptly using the enclosed envelope. (Continued and to be signed on the reverse side)